SUPPLEMENT TO PROSPECTUS The date of this supplement is December 19, 2014

MFS® Global Real Estate Fund

Effective immediately, the “Ticker Symbol Table” is restated in its entirety as follows:

CLASS	TICKER SYMBOL
Class A	MGLAX
Class B	MGLDX
Class C	MGLCX
Class I	MGLIX
Class R1	MGLJX
Class R2	MGLKX
Class R3	MGLLX
Class R4	MGLMX
Class R5	MGLRX

Effective immediately, the sub-sections entitled “Fees and Expenses” and “Example” under the main heading “Summary of Key Information” are restated in their entirety as follows:

Summary of Key Information

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Expenses have been adjusted to reflect current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	R1	R2	R3	R4	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.10%
Total Annual Fund Operating Expenses	1.26%	2.01%	2.01%	1.01%	2.01%	1.51%	1.26%	1.01%	1.00%

#                 This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012.

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MFS Global Real Estate Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$696	$952	$1,227	$2,010
Class B Shares assuming
redemption at end of period	$604	$931	$1,283	$2,144
no redemption at end of period	$204	$631	$1,083	$2,144
Class C Shares assuming
redemption at end of period	$304	$631	$1,083	$2,338
no redemption at end of period	$204	$631	$1,083	$2,338
Class I Shares	$103	$322	$558	$1,236
Class R1 Shares	$204	$631	$1,083	$2,338
Class R2 Shares	$154	$477	$824	$1,802
Class R3 Shares	$128	$400	$692	$1,523
Class R4 Shares	$103	$322	$558	$1,236
Class R5 Shares	$102	$318	$552	$1,225

Effective immediately, the sub-section entitled “Purchase and Sale of Fund Shares” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None

Effective immediately, the first section of the main heading “Description of Share Classes” is restated in its entirety as follows:

Description of Share Classes

The fund offers Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R5 shares through this prospectus. All classes of the fund have the same investment objective and investments, but each class has its own sales charge and expense structure. Your financial intermediary may also charge you additional fees, commissions, or other charges. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Class I shares generally are available only to the following eligible investors:

•                  certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

•                  defined benefit retirement plans, endowments or foundations;

•                  bank trust departments or law firms acting as trustee or manager for trust accounts;

•                  investors who purchase shares through asset-based fee programs available through financial intermediaries;

•                  employees and former employees of MFS and its subsidiaries who were employed by MFS or its subsidiaries on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons’ spouses or legal equivalents under applicable state law; and

•                  trustees and former trustees of any investment company for which MFD serves as a distributor and who served as trustee on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons’ spouses or legal equivalents under applicable state law.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Class R1, Class R2, Class R3, Class R4, and Class R5 shares generally are available only to eligible retirement plans (401(k)

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MFS Global Real Estate Fund

plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)).  Additionally, Class R5 shares are available to funds distributed by MFD. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and 529 tuition plans (except that Class R5 shares are available to funds distributed by MFD).

Shareholders may be able to convert between Class A shares and Class I shares of the fund if they satisfy eligibility requirements for the other class, if any. Class I shareholders may be able to convert their Class I shares to Class R5 shares of the fund if they satisfy eligibility requirements of Class R5 shares.

Class C shareholders may be able to convert their Class C shares not subject to a CDSC to Class I shares of the fund if they satisfy eligibility requirements of Class I shares.

If a shareholder converts from one share class to another share class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.

Effective immediately, the sub-sections entitled “How to Purchase Shares” through “Class R1, Class R2, Class R3, Class R4, and Class R5 Shares” under the main heading “How to Purchase, Redeem, and Exchange Shares” are restated in their entirety as follows:

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. A purchase of shares by an MFS fund is treated as received by the fund when the MFS fund receives the purchase order in proper form to be allocated to the fund. Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration.  You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations. If payment for a purchase order is not received by the time required under applicable law, your purchase order may be cancelled and your financial intermediary could be liable for any costs or losses.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund will not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Class A, Class B, and Class C Shares.  You can establish an account by having your financial intermediary process your purchase or by contacting MFSC directly.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including purchases by certain types of group or sponsored retirement plans.

Class I Shares.  You can establish an account through your MFD representative, by having your financial intermediary process your purchase, or by contacting MFSC directly.

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  You can establish an account through your financial intermediary or by contacting MFSC directly.

Effective immediately, sub-section entitled “Fees and Expenses” under the main heading “Additional Information on Fees and Expenses and Performance” is restated in its entirety as follows:

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund’s most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period. Expenses have been adjusted to reflect current fee arrangements. Annual fund operating expenses have not been adjusted to reflect the fund’s current asset size. In general, annual fund operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease. Annual fund operating expenses will likely vary from year to year.

Effective immediately, the third paragraph of the sub-section entitled “Performance Information” under the main heading “Additional Information on Fees and Expenses and Performance” is restated in its entirety as follows:

The fund commenced operations on March 11, 2009, with the offering of Class A shares and Class I shares, and subsequently offered Class R5 shares on July 2, 2012, and  Class B shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares, and Class R4 shares on December 19, 2014.

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